UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

FINANCIAL INSTITUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

The Annual Meeting of Shareholders of Financial Institutions, Inc. will be held at the Company’s offices at 220 Liberty Street, Warsaw, New York 14569 on Thursday, May 6, 2010, at 10:00 a.m. for the following purposes:

1. Election of Directors.  To elect three Directors, each to serve a three-year term;

2.	Proposal for Advisory, Non-binding Approval of Executive Compensation. To consider and approve the Named Executive Officers’ Compensation; and

3.	Other Business. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business of March 15, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

It is important that your shares be represented and voted at the Annual Meeting whether or not you plan to attend. Due to the recent rule changes over broker voting, your broker no longer has the discretionary authority to vote your shares in the election of directors, therefore, we ask you to vote your shares at your earliest convenience. You may vote by mail, telephone or Internet. Further instructions are contained on the enclosed proxy ballot card.

Thank you for your cooperation and continuing support.

On behalf of the Board of Directors,

Peter G. Humphrey President and Chief Executive Officer	Erland E. Kailbourne Chairman of the Board

April 2, 2010

FINANCIAL INSTITUTIONS, INC.

PROXY STATEMENT

GENERAL VOTING INFORMATION

This Proxy Statement is furnished in connection with solicitation of proxies on behalf of the Board of Directors of Financial Institutions, Inc. (“FII” or the “Company”) for the Annual Meeting of Shareholders of FII to be held at 10:00 am on May 6, 2010 at the Company’s principal executive office.

The principal executive office of FII is located at 220 Liberty Street, Warsaw, New York 14569. The main telephone number for FII is (585) 786-1100.

The close of business of March 15, 2010 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting. On that date there were outstanding and entitled to vote 10,919,414 shares of common stock, each of which is entitled to one vote on each matter at the meeting. The approximate date on which this Proxy Statement and the enclosed proxy card are being sent to shareholders is April 2, 2010.

Shareholders of record may vote by telephone, via the Internet or by mail. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark the ballot boxes, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if being mailed within the United States). If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Each proxy submitted will be voted at the meeting in accordance with the choices specified thereon and, if no choices are specified, will be voted for the election of Directors as set forth in this proxy statement, for approval of the executive compensation proposal, and in accordance with the judgment of the persons named in the proxy with respect to any other matters which may come before the meeting, including without limitation matters raised in compliance with FII’s by-laws, which require, among other things, notice to FII at least 60 days prior to the meeting date. A shareholder giving a proxy has the right to revoke it at any time before it has been voted by (i) giving written notice to that effect to the FII Corporate Secretary, (ii) executing and delivering a proxy bearing a later date which is voted at the meeting, or (iii) attending and voting in person at the meeting.

This Proxy Statement, the Company’s Annual Report to Shareholders and its Annual Report on Form 10-K are available and may be viewed at http://www.fiiwarsaw.com.

ELECTION OF DIRECTORS and INFORMATION WITH RESPECT TO
BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, one of which is elected at each Annual Meeting for a term of three years and until their successors have been elected and qualified. The Board of Directors has nominated three persons for election as Directors for the terms indicated in the following table. The Board of Directors believes that the nominees will be available and able to serve as Directors, but, if for any reason any of them should not be, the persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board of Directors. The holders of a majority of the outstanding shares of common stock are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. Directors are elected by a plurality of the votes cast. Proxies indicating abstentions and broker non-votes are counted as present for quorum purposes but are not counted for or against the election of Directors. Our By-laws govern the methods for counting votes and vest this responsibility in the Inspectors of Election appointed to perform this function.

The Board of Directors currently consists of eleven members. Thomas P. Connolly, whose term expires in 2010, has elected to retire as a director and is not standing for re-election. As approved at the January 27, 2010 Board of Directors meeting, the Board size will be fixed at ten members effective at the Annual Organizational

Meeting to be held May 6, 2010. Three Directors are nominated for re-election. The nominees and information about them are listed in the following table:

Director
Nominees for a	Age as of		Expiration	Expiration of
Three-year	Annual	Director	of Current	Term Upon	Company Positions and
Term:	Meeting	Since	Term	Election	Principal Occupations
Samuel M. Gullo	61	2000	2010	2013	Owner and operator of Family Furniture, a retail furniture sales business, since 1976. Chief Executive Officer of American Classic Outfitters, Inc., an apparel manufacturer, from 2002 to 2009. Director of Wyoming County Bank from 1996 to 2005, and Five Star Bank since 2005.

James L. Robinson	67	2007	2010	2013	Retired in 2005. President, CEO and Treasurer of Olean Wholesale Grocery Cooperative, Inc., and its subsidiaries from 1977 to 2005. Director of First Tier Bank & Trust from 2003 to 2005. Director of Five Star Bank since 2007.

James H. Wyckoff	58	1985	2010	2013	Faculty at Curry School of Education at the University of Virginia since 2008. University Professor with the Departments of Public Administration and Economics at State University of New York Albany from 1986 thru 2007. Director of National Bank of Geneva from 2004 to 2005, and Five Star Bank since 2005.

Vote Required.

The Board of Directors unanimously recommends that the shareholders elect the nominees, Samuel M. Gullo, James L. Robinson and James H. Wyckoff, and, accordingly, recommends that you vote FOR ALL NOMINEES.

The following table sets forth information about the Directors continuing in office.

	Age as of
	Annual	Director	Expiration	Company Positions and
Director Name	Meeting	Since	of Term	Principal Occupations
Karl V. Anderson, Jr.	63	2006	2012	Attorney at Law since 1972. President and CEO of Bank of Avoca from 1980 to 2002. Director of Bath National Bank from 2002 to 2005 and Director of National Bank of Geneva in 2005. Director of Five Star Bank since 2006.

John E. Benjamin	68	2002	2011	President of Three Rivers Development Corporation, a not-for-profit business for the public and private economic development of businesses and government in the greater Corning, New York area, since 1981. Director of Bath National Bank from 2001 to 2005, and Five Star Bank since 2005. Vice Chairman of FII since 2009.

Barton P. Dambra	68	1993	2011	President of Markin Tubing LP, a manufacturer of steel tubing with worldwide sales, since 1978. Director of National Bank of Geneva from 2002 to 2005, and Five Star Bank since 2005.

Susan R. Holliday	54	2002	2011	President and Publisher of the Rochester Business Journal, Inc., a business newspaper, since 1988. Director of Five Star Bank since 2005.

Peter G. Humphrey	55	1983	2011	President and Chief Executive Officer of FII since 1994. Chairman of the Board of FII from 2001 to 2006. Director of the New York Bankers Association since 1999. Director of the Buffalo Branch of the Federal Reserve Bank of New York from 2001 to 2006. Director of New York State Banking Board since 2009. Chairman and Director of the Board of Wyoming County Bank from 1994 to 2005. Chairman of the Board of National Bank of Geneva from 2003 to 2005. Chairman of the Board of Bath National Bank from 2003 to 2005. Chairman of the Board of First Tier Bank & Trust from 1989 to 2005. Chairman of the Board of Five Star Investment Services, Inc. from 1999 to 2006. Director of Five Star Investment Services, Inc. since 1999. Director of Burke Group, Inc. from 2002 to 2005. President, Chief Executive Officer and Director of Five Star Bank since 2005.

Erland E. Kailbourne	68	2005	2012	Chairman of the FII Board since 2006. Director of Five Star Bank since 2005. Director of the John R. Oishei Foundation since 1999. Director of Rand Capital Corp. since 1999. Director of Albany International Corp. since 1999. Director of New York ISO Board since 1998. Director of Allegany Co-op Insurance Company since 2000. Chairman and Interim CEO of Adelphia Communications Corp. from 2002 to 2003, during which time it filed a petition in bankruptcy in June 2002. Director of The Farash Corp. since 2008. Member of New York State Banking Department Board from 1999 to 2006. Director of NYSTAR from 2000 to 2005.

Robert N. Latella	67	2005	2012	Counsel and attorney with the law firm of Hiscock & Barclay, LLP since 2009. Partner with Hiscock & Barclay, LLP from 2004 to 2009. Chief Operating Officer of Integrated Nano-Technologies, LLC, a developer of field portable diagnostic systems to identify virus and bacterial pathogens based on DNA or RNA signatures, since 2009. Director of Five Star Bank since 2005.

CORPORATE GOVERNANCE INFORMATION

Based on recommendations made by the Executive, Nominating and Governance Committee, the Board of Directors has determined that all current directors are “independent” under NASDAQ rules, except Peter G. Humphrey, the President and Chief Executive Officer. Relationships described in the section titled “Certain Relationships and Related Party Transactions” were taken into consideration when determining this status.

In 2009, the Board of Directors held fourteen meetings. All Directors attended more than 75% of the Board meetings and the meetings of Committees on which they serve. There is no required attendance policy with respect to the Annual Meeting of Shareholders however all of the directors did attend the 2009 Annual Meeting.

The Board of Directors has established the following four standing committees: Audit; Management Development and Compensation; Executive, Nominating and Governance; and Risk Oversight. All the committees function under written charters that outline the respective authority, membership, meetings, duties and responsibilities. These committee charters may be viewed by accessing the Investor Relations tab on the FII website (http://www.fiiwarsaw.com). The Company has a written Code of Business Conduct and Ethics policy to assist its Directors, officers, and employees in adhering to their ethical and legal responsibilities. Additionally the Company has a Code of Ethics for CEO, CFO and Senior Financial Officers policy that prescribes the corporate governance employed in the finance area. The current versions of these policies may be viewed by accessing the Investor Relations tab on the FII website under the Corporate Overview Governance Documents section (http://www.fiiwarsaw.com).

The Board of Directors of FII also serves as the Board of Directors of its wholly-owned subsidiary, Five Star Bank, and the compensation, risk oversight, audit and governance functions of the Five Star Bank Board are delegated to the appropriate committees of the FII Board.

The Audit Committee engages and reviews the general scope of the audit conducted by our independent auditors and matters relating to our financial reporting, internal control systems and credit quality. In performing its function, the Audit Committee meets separately with representatives of the independent auditors, internal auditors and senior management. In 2009, the Audit Committee held nine meetings. The Audit Committee members are Chairman James L. Robinson, Karl V. Anderson, Jr., Barton P. Dambra, and Samuel M. Gullo. Mr. Robinson and Mr. Dambra are the committee’s “audit committee financial experts”. All committee members are “independent” as defined in Securities and Exchange Commission and NASDAQ rules applicable to audit committees.

The Management Development and Compensation (“MD&C”) Committee is responsible for establishing the performance goals and objectives, evaluating the performance, and recommending and approving all components of compensation for the Company’s CEO. The Committee is responsible for oversight of performance, compensation, benefit plans, and succession plans for senior and executive management. The MD&C Committee also reviews and makes recommendations to the full Board with regard to compensation of Directors. All committee members are “independent” under NASDAQ rules. The MD&C Committee members are Susan R. Holliday, Chair, Samuel M. Gullo, Robert N. Latella and Thomas P. Connolly. In 2009, the MD&C Committee held seven meetings.

The Executive, Nominating and Governance (“ENG”) Committee is charged with assisting the Board of Directors with strategic planning, in identifying qualified individuals to become Directors, determining membership on Board committees and addressing corporate governance issues. The Committee members are John E. Benjamin, Chairman, Susan R. Holliday, Robert N. Latella, James L. Robinson and James H. Wyckoff. All committee members are considered “independent” under NASDAQ rules. In 2009, the ENG Committee held nine meetings. The ENG Committee will consider nominations made by shareholders that are timely received pursuant to our By-laws. The consideration process will include, but not be limited to, determining (i) whether the nominee would be “independent”, and (ii) whether the nominee fits the Board’s then current needs for diversity, geographic distribution and professional expertise. Written nominations should be sent to the Director of Human Resources. The ENG Committee will evaluate all nominees on the same basis, provided that current Directors may be evaluated solely on the basis of their record of performance as an FII Director. Requests for Board of Director selection are posted on the FII website under the Corporate Overview Governance Documents section (http://www.fiiwarsaw.com).

The Risk Oversight Committee was established in May 2009 by the FII Board of Directors to assist the Board in establishing prudent levels of risk consistent with the Company’s strategic objectives, and in reviewing the Company’s risk management framework and processes, including the significant policies, procedures, and practices employed to identify, measure, monitor and control the Company’s risk profile. The first meeting of the newly formed committee was held in July 2009. The committee meets with the Chief Risk Officer at least on a quarterly basis, and reports to the Board on various levels of risk associated with the approved business and financial plans of the Company relative to credit risk, investment risk, liquidity risk, interest rate risk, operational risk, and legal and compliance risk. In 2009, the Risk Oversight Committee held two meetings. The committee members are Robert N. Latella, Chairman, Susan R. Holliday, Karl V. Anderson, Jr., and Barton P. Dambra. All committee members are “independent” under NASDAQ rules.

The Vice Chairman’s position was created at the Annual Organizational Meeting in May 2009. By selecting a Vice Chairman in 2009 the Company created a position by which a Director would have the opportunity to work with the current Chairman and the Company’s CEO, both of who have extensive banking experience respectively. This would allow for an appropriate future transition and succession to the Chairman’s position.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company assists the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls and audit functions. The Audit Committee is comprised of “independent members”, as defined in Securities and Exchange Commission rules, including two “financial experts”, as defined by the NASDAQ rules, and operates under a written charter adopted by the Board of Directors. The Committee reviews and assesses the adequacy of its charter on an annual basis.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

In connection with these responsibilities, the Company’s Audit Committee met with management and the independent accountants to review and discuss the Company’s December 31, 2009 consolidated financial statements. The Audit Committee also discussed with the independent accountants matters requiring communications. The Audit Committee received written disclosures from the independent accountants required by the applicable sections of the Public Company Accounting Oversight Board and considered the compatibility of non-audit services with KPMG’s independence.

I.	AUDIT FEES

Fees paid or payable to KPMG for professional services rendered in connection with the audit of the Company’s consolidated financial statements included in the Company’s Form 10-K, audit of the effectiveness of the Company’s internal controls over financial reporting, and the limited reviews of the interim consolidated financial statements included in the Company’s Forms 10-Q were $331,000 for fiscal year ended December 31, 2009 and $510,600 for fiscal year ended December 31, 2008.

II.	AUDIT RELATED FEES

Audit related fees consist of services rendered in connection with the audits of the Company’s broker-dealer subsidiary’s financial statements and regulatory compliance procedures. These fees were $45,400 for fiscal year ended December 31, 2009 and $30,000 for fiscal year ended December 31, 2008.

Tax Fees

Aggregate fees for tax compliance and advisory services for the fiscal year ended December 31, 2009 were $44,800 and $40,000 for the fiscal year ended December 31, 2008.

All Other Fees

No additional fees other than those reported as audit fees, audit related fees and tax fees were paid or payable to KPMG for the fiscal years ended December 31, 2009 and December 31, 2008.

Procedures have been adopted that require Audit Committee pre-approval of all permissible services to be performed by the independent accountant, including the fees and other compensation to be paid, except that certain routine additional professional services not to exceed $5,000 per quarter may be performed at the request of the Company without pre-approval. The additional professional services include tax assistance, research and compliance, assistance in research of accounting literature, and assistance in due diligence activities. A listing of the additional services provided to the Company each quarter, if any, is provided to the Company’s Audit Committee at the first scheduled meeting after the end of the quarter.

Based upon the Audit Committee’s discussions with management and the independent accountants, and its review of the information described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
James L. Robinson, Chairman
Barton P. Dambra
Karl V. Anderson, Jr.
Samuel M. Gullo

INDEPENDENT AUDITORS

KPMG LLP has served as the independent auditors of the Company since 1995. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The economic crisis has dramatically impacted the profitability and overall performance of financial institutions over the last two years. Industry capitalization levels have deteriorated as loans and investment portfolios continue to be compromised by both declining credit quality and related falling valuations. While much of the industry suspended lending out of concerns over their organization’s asset quality, mounting losses and liquidity, our Company lent nearly $450 million in 2009. Taking advantage of indiscriminant retrenchment in commercial and auto lending, the Company focused on opportunities to continue to serve our communities by acquiring new relationships, while maintaining our high standards of credit worthiness, a strong collateral position and solid cash flow.

The Company recognizes its value to the communities it serves. The Board of Directors and the management team recognize the importance of their responsibilities with respect to assessing and managing risk. We remain committed to compliance with the American Recovery and Reinvestment Act and the respective guidance on executive compensation and corporate governance under the Troubled Asset Relief Program (TARP), while maximizing the return on the use of inexpensive TARP capital, to the benefit of our shareholders.

We remain alert as we examine the regulatory landscape. We continue to work diligently with our trade associations and lobbyists to urge a proper balance between the proposed new burdensome regulations and the economic and resource realities of community banks.

The Company’s compensation philosophy is focused on rewarding its employees for performance excellence, with an acute regard for long term Company performance and shareholder return. Compensation plans are designed to discourage unnecessary and excessive risks while maintaining the ability to attract and retain outstanding talent.

We are confident that the most difficult challenges are behind us and that the Company’s core performance will remain strong.

Role of the Management Development & Compensation Committee

Overview of Compensation Program

The Management Development and Compensation Committee (“the Committee”) of the Board is responsible for establishing the performance goals and objectives, evaluating the performance, and evaluating and approving all components of compensation for the Company’s CEO. The Committee is responsible for oversight of performance, compensation, benefit plans, and succession plans for senior and executive management. The Committee also reviews and makes recommendations to the full Board with regard to compensation of Directors. All Committee members are “independent” under NASDAQ rules.

The Committee’s Charter calls for it to meet at least three times annually, or more frequently as circumstances warrant. The Committee met seven times during 2009.

Compensation Philosophy and Objectives

The Company’s philosophy for executive officer compensation is to align pay with performance, while at the same time providing competitive compensation that allows the Company to retain, attract and motivate executives to achieve the short and long-term objectives of the Company. The Committee believes that executive compensation should be directly linked to continuous improvements in corporate performance.

The executive compensation program is designed to:

•	Drive performance relative to our financial goals, balancing short-term operational objectives with long-term strategic goals;

•	Align executives’ long-term interests with those of shareholders by placing a portion of total compensation at risk, contingent on our performance;

•	Attract and retain the highly-qualified executives needed to achieve our goals, and maintain a stable executive management group;

•	Deliver compensation effectively, providing value to the executive in a controlled and cost-effective manner;

•	Allow flexibility in responding to changing laws, accounting standards, and business needs, as well as the constraints and dynamic conditions in the markets in which we do business.

Role of Executive Officers in Compensation Decisions

The Committee reviews and approves all compensation decisions for the executive officers named in the Summary Compensation Table which follows, and approves equity awards to all officers of the Company including the Chief Executive Officer (CEO). Decisions regarding the non-equity compensation of other senior executive officers are made by the CEO. The Chairman of the Board and the CEO annually review the performance of each senior executive officer, other than the CEO, whose performance is reviewed by the Committee. The conclusions reached and recommendations based on these reviews, with respect to salary adjustments and annual cash incentive amounts, are presented to the Committee. The Committee has final discretion over all compensation of the Company’s senior executive officers, which includes the named executive officers.

Committee Activity and Key Initiatives During 2009

In 2009, the Committee completed the following initiatives:

•	Review of the Annual Management Incentive Plan;

•	Review of the Long-Term Equity-Based Incentive Plan;

•	Review of Senior Executive Officer Compensation and all incentive plans for unnecessary and excessive risk. The Committee worked with the Senior Risk Officer to review all employee compensation plans for unnecessary and excessive risk;

•	Executive leadership changes/organizational structure;

•	A search for an executive compensation consultant.

Interactions with Consultants

The Committee evaluates existing compensation program components on an ongoing basis to maintain the Company’s competitive position and meet the goal of attracting, retaining and motivating key executives. From time to time, the Committee seeks advice from outside experts in the executive compensation field. As a result of the Committee’s search for a compensation consultant in 2009, the Committee retained Amalfi Consulting, LLC (“Amalfi Consulting”) to assist with several projects.

Amalfi Consulting’s consultants report directly to the Committee and the Committee discusses, reviews, and approves all consulting projects performed by Amalfi Consulting. There were no other relationships between the Company and Amalfi Consulting in 2009.

Setting Executive Compensation

The Committee reviews compensation practices of other banking organizations. For 2009, no external compensation benchmarking was conducted. The Committee anticipates formal benchmarking of executive salaries will take place during the first half of 2010, therefore, the Committee worked with Amalfi Consulting and a new peer group was selected based on the following criteria:

•	United States publicly traded financial institutions;

•	Headquartered in the northeast states of Connecticut, Massachusetts, Maine, New Hampshire, New Jersey, upstate New York, Ohio, western Pennsylvania, Rhode Island and Vermont;

•	$1.0-$5.5 billion in assets.

The following peer group was approved by the Committee as appropriate for the compensation analysis of the Company’s top executives. Nine of the twenty-one peer banks have participated in the TARP program.

		Assets
		($ Billion)
Company Name	Location	9/30/09
Alliance Financial Corporation	NY	1.5
Arrow Financial Corporation	NY	1.8
Bancorp Rhode Island, Inc.	RI	1.6
Camco Financial Corporation	OH	1.0
Camden National Corporation	ME	2.3
Canandaigua National Corporation	NY	1.6
Century Bancorp, Inc.	MA	2.1
Citizens & Northern Corporation	PA	1.3
Community Bank System, Inc.	NY	5.4
Enterprise Bancorp, Inc.	MA	1.3
First Bancorp, Inc.	ME	1.3
First National Community Bancorp, Inc.	PA	1.4
Independent Bank Corp.	MA	4.4
Lakeland Bancorp, Inc.	NJ	2.8
Merchants Bancshares, Inc.	VT	1.4
NBT Bancorp Inc.	NY	5.5
Peoples Bancorp Inc.	OH	2.0
S&T Bancorp, Inc.	PA	4.2
Sun Bancorp, Inc.	NJ	3.5
Tompkins Financial Corporation	NY	3.1
Washington Trust Bancorp, Inc.	RI	2.9

The following table details the Company’s performance relative to the median of the peer group:

		Financial
	Peer	Institutions,
Measure	Median	Inc. Rank*
Asset Size	$2.05 Billion	57%
Return on Equity (ROE)	6.50	31%
Net Interest Margin	3.7	95%
Efficiency Ratio	63.1	21%
Non-Performing Assets (NPA)/Assets	1.15	94%
Core Earnings Per Share (EPS) Growth	−5.6	Highest

*	Rank represents relative standing within the peer group (e.g. 5% is low and 95% is high)

Elements of Compensation

Our executive compensation program consists of the following principle components:

1. Base salary;

2. Annual incentive awards; and

3. Performance-based equity incentives.

Base Salary

It is the Committee’s philosophy to compensate the Company’s executive officers competitively. Base salaries are determined annually based on the scope and performance of the executives’ responsibilities and the experience, skills and knowledge required for the position, taking into account compensation paid by competitive financial services organizations for similar positions. Generally, the Committee believes that executive base salaries should be targeted near the median market levels within the peer group, as defined by asset size and geography, for executives in similar positions and with similar responsibilities. The Committee also recognizes that, in some circumstances, it may be necessary to provide compensation at above-market levels. These circumstances include the need to retain or attract key individuals, or to recognize roles that were larger in scope or accountability than comparable market positions.

Based on 2009 individual performance and the merit increase guidelines in the Company’s salary administration program, the following base salary increases to the named executives were approved for 2010: Mr. Humphrey received a 2% merit increase as compared to 0% for 2009, a year in which salary increases to executives were limited in order to control overall salary costs. Mr. Miller received a 5% merit increase, as compared to 0% in 2009. For 2010, Mr. Krebs received a salary range adjustment of $10,000 in order to bring his base salary more in line with market salaries for CFO positions in companies of our size. Messrs. Witkowski, Hagi and Birmingham received merit increases of 1.7%, 2.8%, and 2.3%, respectively, as compared to 2%, 0%, and 2.7%, respectively in 2009. Individual performance and position in salary range are the two factors considered in determining merit increases.

	2009 Merit	2010 Merit	Salary Range
Executive Name	Increase	Increase	Adjustment
Peter G. Humphrey	0%	2.0%	—
Ronald A. Miller	0%	5.0%	—
Karl F. Krebs	n/a	0%	$10,000
John J. Witkowski	2.0%	1.7%	—
George D. Hagi	0%	2.8%	—
Martin K. Birmingham	2.7%	2.3%	—

Annual Incentive Plan

Executive incentive compensation is based on a pay-for-performance philosophy, which emphasizes performance targets that correlate with Company financial performance, so a portion of our executives’ annual and long-term compensation is at risk. The percentage of compensation at risk increases as the executive level rises. This provides additional upside potential and downside risk for more senior executives, recognizing that these executives have greater influence on the performance of the Company.

The Annual Management Incentive Plan is a cash incentive plan designed to reward employees who do not participate in any direct sales incentive plan. The Annual Incentive Plan is intended to compensate employees for the Company’s achievement of financial goals at corporate and business unit levels and for achieving measurable individual annual performance objectives. The 2009 annual incentive plan awards started at 90% of goal and were capped at an achievement level of 120% of goal. Incentive awards were also subject to an adjustment factor based on individual-specific performance goals. For 2009, the Committee chose earnings per share (“EPS”) as the corporate performance measurement and set the target at $.95 per common share.

For 2009, the target incentives for executives ranged from 30% to 50% of base salary, depending on the executive officer’s position. The amount of an executive’s actual annual incentive award, in relation to the executive’s target opportunity, was based on the Company’s performance versus the EPS target and the executive’s individual performance. The individual performance component of the annual incentive was based on measures of performance relevant to the particular individual’s job responsibilities. The target incentive was subject to application of an individual adjustment factor. In determining achievement of the target incentive, the Company’s 2009 reported EPS was $.99 per common share.

On January 13, 2010, the Committee approved 2009 incentives earned under the Company’s Annual Management Incentive Plan. As a TARP recipient, limitations have been placed on the Company’s ability to pay cash incentives to certain employees. Therefore, to remain in compliance with TARP, the Committee elected to pay annual incentives earned under the Annual Incentive Plan in the form of restricted stock to certain executive officers and obtain clawback agreements from the required officers and employees paid cash incentives for 2009. The Committee determined the number of shares of restricted stock to be granted by dividing the executive officer’s 2009 incentive earned by the closing price of the Company’s common stock on January 13, 2010. The restricted stock awards were granted under the Company’s 2009 Management Stock Incentive Plan. The awards vest on January 13, 2012, subject to the participant’s continued employment with the Company and subject to accelerated vesting upon the death or disability of the participant, however, as long as the Company is a TARP recipient, as defined under the Interim Final Rules, the award may become transferable only in 25% increments at the time of the Company’s repayment of 25%, 50%, 75%, and 100%, respectively, of the financial assistance it received under the Treasury’s Capital Purchase Program, or as may be required to satisfy tax obligations incurred in connection with the vesting of the restricted shares. The unvested restricted stock is not entitled to receive dividends.

Restricted stock was granted as follows: Mr. Humphrey 17,807 shares, Mr. Witkowski 5,681 shares, Mr. Hagi 6,554 shares, and Mr. Birmingham 5,124 shares. These awards were in lieu of a cash award.

2009 Management Incentive Plan Awards
			Restricted
			Stock Granted in
	Target Incentive	Incentive Earned	Lieu of Cash
Executive Name	($)	($)	(#)

Peter G. Humphrey	199,084	199,084	17,807

John J. Witkowski	66,856	63,513	5,681

George D. Hagi	77,128	73,272	6,554

Martin K. Birmingham	60,305	57,290	5,124

The 2010 Annual Incentive Plan will again use EPS as the corporate performance measure for incentive payments to the named executive officers. At least 90% of the Company’s EPS goal must be achieved in order for that portion of the incentive attributable to the EPS goal to be earned. The 2010 Plan will include two additional corporate performance measures to further ensure incentives do not encourage excessive risk taking and the plan promotes sustainable performance and safety and soundness. Along with EPS, the performance measures include non-performing assets and efficiency ratio. An additional feature of the 2010 Annual Incentive Plan for certain employees will be the deferral of a percentage of the annual incentive award for an additional two years to ensure the Company’s performance has been sustained.

Long-Term Equity-Based Incentives

Long-term incentives are important components of our compensation program. Two types of long-term equity-based incentive awards may be granted to executive officers. The objectives of the program are to retain executives, align executives’ financial interests with the interests of the shareholders, and reward the achievement of the Company’s goals.

Non-Qualified Stock Options.  Options are granted at an exercise price equal to the price as of close of business on the date of the grant. Option grants vest 25% on the first anniversary of the date of grant and an additional 25% of shares vest on each of the second, third, and fourth anniversaries of the date of grant, provided the employee is still employed by the Company. Options expire not more than ten years from the date of grant.

Restricted Stock.  Restricted stock is used to incent the named executive officers and certain other key executives. The value of each share is determined as of the close of business on the date of the grant. The executive is entitled to receive dividends with respect to unvested shares unless otherwise specified in the restricted stock agreement.

Timing of Grants.  Stock options and restricted stock grants are approved at regularly scheduled predetermined meetings of the MD&C Committee. The number of restricted stock grants awarded to named executive officers in 2009 was based on their positions and relative responsibilities and did not take into consideration the executive’s shareholdings or previous awards. No stock options were awarded to named executive officers in 2009.

The 1999 Management Stock Incentive Plan provided that no award may be granted more than ten years after the effective date of the plan, May 27, 1999. Therefore, the Board of Directors of the Company adopted the 2009 Management Stock Incentive Plan so that the Company could continue to make stock-based awards to eligible employees after expiration of the 1999 Plan. At the May 6, 2009 shareholders’ meeting, the 2009

Management Stock Incentive Plan was approved. No awards may be granted more than 10 years after the effective date.

The Company’s Management Restricted Stock Agreement provides for an award of restricted shares that vest based on achievement of three Company performance targets and satisfaction of service requirements. If the participant ceases to be employed by the Company before the shares vest under the service vesting schedule, the shares are immediately forfeited, except as provided in the Management Stock Incentive Plan and the Restricted Stock Agreement. 50% of the restricted shares earned will vest 24 months from the grant date, and 50% vest 36 months from the grant date.

For 2009, the performance targets were earnings per share, net charge offs, and efficiency ratio, weighted 60%, 20%, and 20%, respectively. Subject to the service requirements, each participant could earn between 92% and 100% of the restricted shares if performance targets between 95% and 103% of the Company goals were achieved. If a performance target was not at least 95% satisfied, the shares associated with that target were forfeited. If the maximum performance target was not achieved, a portion of the shares associated with that target were forfeited.

Restricted stock awards made in 2009 to executive officers are shown in the Outstanding Equity Awards Table. A qualitative “gateway” performance goal must be attained before any restricted stock awards are considered. Full vesting of restricted stock awarded to the named executive officers will be subject to the vesting limitations under TARP regulations and the terms of the Plan.

Each of the Company’s 2009 performance targets were met and the Company’s 2009 EPS and net charge-off results surpassed 2009 targets. The Company’s efficiency ratio for December 31, 2009, was 101.1% of the target, however, slightly under the maximum performance target of 103%. As a result, partial stock awards were made as shown in the tables below.

2009 Performance Targets
		Shares
		Subject to			Restricted
		Performance		Result as a	Stock
Performance Measure	Performance Target	Measure	2009 Results	% of Target	Awarded(2)

Earnings Per Share	$.95 per common share	60%	$.99 per common share	104.2%	60%

Net Charge Offs	.55%	20%	.47%	117%	20%

Efficiency Ratio(1)	66.27%	20%	65.52%	101.1%	19.6%

(1)	Efficiency ratio equals noninterest expense less other real estate expense and amortization of intangible assets as a percentage of net revenue, defined as the sum of tax-equivalent net interest income and noninterest income before net gains and impairment charges on investment securities, and proceeds from company owned life insurance included in income.

(2)	Where performance targets related to “granted” restricted shares are not met those shares will not be converted to an award and will be forfeited.

2009 Restricted Stock Awards
	Target	Maximum	Actual
	Opportunity	Award	2009 Award
Executive Name	(#)	(#)	(#)

Peter G. Humphrey	5,820	6,000	5,976

Ronald A. Miller	5,335	5,500	5,478

John J. Witkowski	4,850	5,000	4,980

George D. Hagi	5,335	5,500	5,478

Martin K. Birmingham	4,850	5,000	4,980

For 2010, the Restricted Stock Agreement provides for awards of restricted shares based on the achievement of earnings per share, efficiency ratio and non-performing assets as performance targets and the number of shares that are subject to each performance measure.

Stock Ownership Guidelines

To directly align the interests of executive officers with the interests of the shareholders, the Committee requires that each named executive officer maintain a minimum ownership interest in the Company, which varies depending upon the executive’s position. The CEO is required to own a number of shares at least equal in value to his base salary, while the other named executive officers are required to own a number of shares with a value of at least $50,000. Executives are required to satisfy their stock ownership requirement within five years of the effective date of the plan, or December 31, 2010, or within five years beginning in January following the year they become subject to the ownership requirement. Until this requirement is satisfied, executives are required to retain at least 75% of the net shares acquired through the Company’s Management Stock Incentive Plan. Once achieved, ownership of the required shares must be maintained for as long as the individual is subject to the requirements.

Other Benefits

401(k) Plan

The Company maintains a 401(k) Plan for the benefit of our employees who have attained the age of 20 1/2, including our named executive officers. The Company’s plan provides for a matching Company contribution equal to the sum of 100% of the amount of the employee’s salary reductions that are not in excess of 3% of compensation, plus 50% of the amount of salary reductions in excess of 3%, but not more than 6% of compensation, and also allows for additional Company contributions. Participating employees may make pre-tax contributions of up to 100% of their compensation up to the current Internal Revenue Service limits. Participants may authorize up to 25% of their 401(k) account balance to be invested in Company common stock.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, vision coverage, disability and life insurance.

Perquisites and other Personal Benefits

The Company provides named executive officers and other senior management officers with perquisites that the Company and the Committee believe are reasonable and consistent with the Company’s overall compensation program and enhance the Company’s ability to attract and retain employees for key positions. The named executive officers are provided use of Company owned vehicles and memberships in various clubs and organizations, which provide opportunities for business development activities and demonstrate the Company’s philosophy of community involvement in the markets in which we do business.

Pension

Material Terms and Conditions

The Company sponsors a Defined Benefit Pension Plan covering substantially all employees hired prior to January 1, 2007. Benefits are based on years of service and the employee’s average W-2 compensation during the highest five consecutive years of employment affording the highest such average. The plan provides for

100% vesting after five years of qualified service. The Plan was closed to new Participants effective December 31, 2006.

A Participant’s Normal Retirement Benefit is an annual pension benefit commencing on his Normal Retirement Date. Normal Retirement Age for participants who first participated in the plan prior to January 1, 2004, is age 62 with ten years of vesting service, as defined in the plan. Normal Retirement Age is age 65 for any participant who first participates in the plan on or after January 1, 2004. Basic benefits are determined by formulas that recognize benefit service accrued prior to January 1, 2004 and service accrued on or after January 1, 2004.

The following table provides information regarding the present value of the accumulated benefit and years of credited service for the named executive officers under the Company’s pension plan:

Pension Benefits Table
			Present Value	Payments
		Number of	of Accumulated	During
		Years Credited	Benefit	2009
Executive Name	Plan Name	Service	($)	($)
Peter G. Humphrey	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	30.4167	865,050	—

Ronald A. Miller	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	12.1667	452,245	—

Karl F. Krebs	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	1.2500	9,316	—

James T. Rudgers(1)	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	3.9167	95,657	534

John J. Witkowski	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	3.3333	42,021	—

George D. Hagi	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	2.9167	61,983	—

Martin K. Birmingham	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	3.7500	36,269	—

(1)	Mr. Rudgers retired from the Company on September 30, 2009. His pension payments began on December 1, 2009.

Executives Eligible for Early Retirement:

The following named executives are eligible for early retirement:

George D. Hagi
Peter G. Humphrey
Ronald A. Miller

Participants are eligible for early retirement upon attaining age 55. Early retirement benefits are reduced by formulas that recognize the participant’s date of plan participation, the date on which the participant becomes vested, and employment to age 55.

Voluntary Retirement Agreements

As part of the Company’s management succession planning, the Committee entered into voluntary retirement agreements with James T. Rudgers, Executive Vice President and Chief of Community Banking and Ronald A. Miller, Executive Vice President and CFO, on September 24, 2008. By amendment dated June 30, 2009, Mr. Rudgers’ retirement date changed from June 30, 2009 to September 30, 2009. The amendment further provided employment conditions for the period July 1, 2009 through September 30, 2009. Mr. Rudgers was paid $10,000 per month for his part-time services provided in July, August, and September 2009. The commencement date for his consulting services was also changed from July 1, 2009 to October 1, 2009. By amendment dated March 2, 2010, Mr. Miller’s retirement date changed from March 31, 2010 to September 30, 2010, or such earlier date designated by Five Star Bank (FSB). For the period beginning April 1, 2010 to September 30, 2010, Mr. Miller will provide continuous services to FSB as a part-time Senior Financial Specialist and will be paid $3,359.13 per month.

Nonqualified Deferred Compensation

None of our named executive officers currently participate in a non-qualified deferred cash or deferred compensation plan.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code. The Committee generally intends to maximize deductibility of compensation under Section 162(m) to the extent consistent with our overall compensation objectives, while maintaining flexibility with regard to compensation plan designs and appropriate payments to the Company’s executive officers. Therefore, the Committee reserves the right to approve non-deductible compensation, while considering the financial effects such action may have on the Company. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as performance-based, or is otherwise exempt from Section 162(m). Annual incentives and equity-based awards made to executive officers under the Company’s 2009 Management Stock Incentive Plan are intended to qualify as performance-based compensation under Section 162(m). In addition, as a condition to participate in the U.S. Treasury’s Capital Purchase Program, no deduction will be claimed for remuneration for federal income tax purposes in excess of $500,000 for each senior executive officer of the Company.

Management Development & Compensation Committee Report

The MD&C Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the MD&C Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The MD&C Committee certifies that:

(1)	It has reviewed with the Senior Risk Officer the Senior Executive Officers’ (SEO) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEO’s to take unnecessary and excessive risks that threaten the value of the Company;

(2)	It has reviewed with the Senior Risk Officer the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

(3)	It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

At the MD&C Committee meeting held January 14, 2009, the Senior Risk Officer presented the fundamental aspects of the Company’s Management Incentive Compensation Programs, including the Annual Management Incentive Plan and the Performance Based Equity Incentive Plan. The Senior Risk Officer determined that the risk management processes and risk mitigation practices in place throughout the Company ensure that management operates within established and acceptable risk tolerance limits and that the Company’s Management Incentive Compensation Programs do not lead to excessive risk taking activities.

At the MD&C Committee meeting held October 14, 2009, the Senior Risk Officer reviewed with the Committee the Senior Executive Officers’ Compensation Plans and presented an evaluation of all the other employee compensation plans employed by the Company. This evaluation focused on the risks posed to the Company by such plans, how the Company’s overall risk management processes limit such risks, and how the Company’s system of internal control over financial reporting ensures these plans do not encourage the manipulation of reported earnings by the Company’s employees. The plans reviewed at the January 14th meeting were again determined not to encourage unnecessary and excessive risk. The review of the remaining employee compensation plans revealed that the Company maintains fourteen distinct employee compensation plans. The review included eligible employees covered under each plan, a description of each plan, and the frequency of pay under each plan, and a risk assessment of each of the plans. Based on a review of the various plans, it was determined that all the employee compensation plans focused on long term value creation for the Company. Further the Company’s risk management processes and risk mitigation practices ensure that no unnecessary risks are being fostered based on the design of the compensation plans.

The Management Development & Compensation Committee

Susan R. Holliday, Chair
Thomas P. Connolly
Samuel M. Gullo
Robert N. Latella

The following table contains information concerning the compensation earned by the Company’s Named Executive Officers in the fiscal years ended December 31, 2009, 2008, and 2007.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation Table

							Non-equity	Change in
					Stock	Option	Incentive Plan	Pension	All Other
			Salary	Bonus	Awards	Awards	Compensation	Value	Compensation	Total
Executive Name & Position	Year		($)	($)	($)(5)	($)(5)	($)(6)	($)(7)	($)(8)	($)

Peter G. Humphrey	2009	(4)	413,483	—	79,260	—	—	138,264	72,912	703,919
President &	2008		398,169	—	115,320	—	—	159,816	74,183	747,488
Chief Executive Officer	2007		398,169	—	81,522	58,953	198,233	59,852	75,381	872,110
FII and Five Star Bank

Ronald A. Miller(1)	2009	(4)	199,333	—	72,655	—	29,208	392,870	25,186	719,252
Executive Vice President	2008		191,950	—	105,710	—	—	103,546	24,521	425,727
Five Star Bank	2007		189,113	—	23,292	10,403	72,428	54,688	22,232	372,156

Karl F. Krebs(2)	2009		40,539	—	19,996	—	—	9,316	13,084	82,935
Executive Vice President &
Chief Financial Officer
FII and Five Star Bank

James T. Rudgers(3)	2009		214,835	—	—	—	48,607	361,822	64,108	689,372
Executive Vice President &	2008		267,805	—	105,710	—	—	36,634	30,446	440,595
Chief of Community Banking	2007		262,805	—	58,230	10,403	103,527	20,370	22,965	478,300
FII and Five Star Bank

John J. Witkowski	2009	(4)	231,089	—	66,050	—	—	15,734	25,176	338,049
Executive Vice President &	2008		218,484	27,857	96,100	—	—	16,899	24,010	383,350
Retail Banking Executive /
Regional President
Five Star Bank

George D. Hagi	2009	(4)	200,237	—	72,655	—	—	24,052	20,258	317,202
Executive Vice President &	2008		192,821	—	105,710	—	—	27,198	21,988	347,717
Chief Risk Officer	2007		186,300	—	29,115	10,403	78,690	10,733	17,153	332,394
FII and Five Star Bank

Martin K. Birmingham	2009	(4)	208,484	—	66,050	—	—	12,387	26,053	312,974
Executive Vice President &	2008		195,732	24,369	96,100	—	—	14,085	26,365	356,651
Commercial Banking Executive/Regional President Five Star Bank

(1)	Mr. Miller’s title changed effective October 1, 2009, when Mr. Krebs became the Company’s Chief Financial Officer.
(2)	Mr. Krebs was appointed to his position effective October 1, 2009, in anticipation of Mr. Miller’s retirement March 31, 2010. Mr. Krebs’ 2009 annualized base salary was $170,000.
(3)	Mr. Rudgers retired from the Company effective September 30, 2009.
(4)	Salaries reflect twenty-seven pay periods in 2009 versus the normal twenty-six pay periods in a calendar year.
(5)	Stock and option awards represent the grant date fair market value for each of the years reported. No stock options were granted in 2009.
(6)	No cash incentives were paid to Messrs. Humphrey, Witkowski, Birmingham and Hagi under the 2009 Annual Incentive Plan. Mr. Krebs will be eligible to participate in the 2010 Annual Incentive Plan. Amounts for Messrs. Miller and Rudgers represent pro-rated incentives accrued to June 15, 2009. Mr. Rudgers’ incentive was paid in January 2010. Mr. Miller’s incentive will be paid after January 1, 2011.
(7)	The values for Messrs. Humphrey, Krebs, Witkowski, Birmingham and Hagi represent the present value of their accumulated defined benefit pension. The values for Messrs. Miller and Rudgers represent the aggregate value of their defined benefit pension of $83,903 and $22,716 respectively, and the actuarial present value of their voluntary retirement benefits of $308,967 and $339,106, respectively, recognized for financial reporting purposes.
(8)	Items included in “All Other Compensation” for each named executive officer are set forth in the following table.

2009 All Other Compensation

	Use of		401(k)	Split Dollar
	Company	Club	Matching	Insurance
	Vehicle	Memberships	Contribution	Premium	Other	Total
Executive Name	($)	($)	($)	($)	($)	($)

Peter G. Humphrey	2,083	2,925	11,025	50,830	6,049(1)	72,912

Ronald A. Miller	10,850	—	8,970	—	5,366(2)	25,186

Karl F. Krebs	952	10,308	1,824	—	—	13,084

James T. Rudgers	1,837	6,939	6,026	—	49,306(3)	64,108

John J. Witkowski	4,714	6,070	11,025	—	3,367(2)	25,176

George D. Hagi	7,111	—	8,677	—	4,470(2)	20,258

Martin K. Birmingham	1,576	10,787	10,478	—	3,212(2)	26,053

(1)	Represents the taxable portion of Mr. Humphrey’s split dollar policy of $1,949; dividends paid on restricted stock of $2,760 and the taxable portion of group term life insurance (GTL) of $1,340.

(2)	Amounts for Messrs. Miller, Witkowski, Hagi ,and Birmingham represent dividends paid on restricted stock of $3,310; $2,900; $3,130; $2,900, respectively, and the taxable portion of GTL in the amounts of $2,056, $467, $1,340 and $312, respectively.

(3)	The amount for Mr. Rudgers includes dividends paid on restricted stock of $2,680; the taxable value of the Company vehicle of $31,299; the taxable portion of GTL of $1,142, and $14,185 received in consulting fees.

The following table includes certain information with respect to the value of all unexercised options and non-vested restricted stock awards granted under the 1999 and 2009 Management Stock Incentive Plans.

Outstanding Equity Awards at Fiscal Year-End Table

	Option awards(1)					Stock awards
									Equity Incentive
									Plan Awards:
									Market
								Equity Incentive	or Payout
			Equity Incentive					Plan Awards:	Value of
			Plan Awards:				Market	Number	Unearned
	Number of	Number of	Number of			Number of	Value of	of Unearned	Shares, Units
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	or Other
	Underlying	Underlying	Underlying	Option		Units of	Units of	or Other	Rights
	Unexercised	Unexercised	Unexercised	Exercise	Option	Stock that	Stock that	Rights	that Have
	Options (#)	Options (#)	Unearned	Price	Expiration	Have not	Have not	that Have	not Vested
Executive Name	Exercisable	Unexercisable	Options (#)	($/sh)	Date	Vested	Vested ($)	not Vested (#)	($)
Peter G. Humphrey	14,083	—	—	23.80	02/04/14	4.200	49,476	6,000	70,680	(2)
	16,659	—	—	21.05	02/23/15	1,200	14,136			(3)
	6,375	2,125	—	19.75	07/26/16
	4,250	4,250	—	19.41	07/25/17

Ronald A. Miller	3,750	—	—	13.75	08/25/10	1,200	14,136	5,500	64,790	(2)
	3,867	—	—	14.13	01/30/11	1,100	12,958			(3)
	2,200	—	—	25.33	01/30/12
	2,600	—	—	22.51	02/18/13
	3,490	—	—	23.80	02/04/14
	4,404	—	—	21.05	02/23/15
	1,237	413	—	19.75	07/26/16
	750	750	—	19.41	07/25/17

Karl F. Krebs	—	—	—	—	—	1,972	23,230	—	—	(4)

James T. Rudgers	8,081	—	—	21.05	10/31/10	—	—	—	—
	3,500	—	—	19.75	10/31/10
	1,500	—	—	19.41	10/31/10

John J. Witkowski	7,450	—	—	17.80	09/07/15	1,500	17,670	5,000	58,900	(2)
	1,237	413	—	19.75	07/26/16	1,000	11,780			(3)
	750	750	—	19.41	07/25/17

George D. Hagi	4,535	1,512	—	19.59	01/18/16	1,500	17,670	5,500	64,790	(2)
	1,237	413	—	19.75	07/26/16	1,100	12,958			(3)
	750	750	—	19.41	07/25/17

Martin K. Birmingham	4,596	—	—	20.39	03/16/15	1,500	17,670	5,000	58,900	(2)
	1,237	413	—	19.75	07/26/16	1,000	11,780			(3)
	750	750	—	19.41	07/25/17

(1)	Options vest at a rate of 25% per year over the first four years of the ten-year option term.

(2)	Stock awards vest 100% after three years.

(3)	Stock awards vest 50% after two years and 50% after three years.

(4)	Stock awards vest 100% after two years.

Restricted stock which has vested to the named executives is shown in the table below. No stock options were exercised in 2009.

2009 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on	Exercise	Acquired on Vesting	Vesting
Executive Name	Exercise #	$	#(1)	$
Peter G. Humphrey	—	—	4,200	58,128

Ronald A. Miller	—	—	1,000	13,840

Karl F. Krebs	—	—	—	—

James T. Rudgers	—	—	2,000	27,680

John J. Witkowski	—	—	1,000	13,840

George D. Hagi			1,000	13,840

Martin K. Birmingham	—	—	1,000	13,840

(1)	Represents restricted stock granted on July 26, 2006 with 3-year cliff vesting.

The following table sets forth certain information with respect to options and restricted stock granted during the fiscal year ended December 31, 2009 to each of the executive officers named in the Summary Compensation Table.

Grants of Plan-Based Awards Table

								All Other		All Other
								Stock		Option
		Estimated Future Payouts			Estimated Future Payouts			Awards:		Awards:		Grant Date
		under Non-Equity Incentive			under Equity Incentive Plan			Number		Number of	Exercise or	Fair Value of
		Plan Awards			Awards(1)			of Shares		Securities	Base Price	Stock and
								of Stock		Underlying	of Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units		Options	Awards	Awards
Executive Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)	($/Sh)	($)(3)
Peter G. Humphrey	1/14/09	—	—	—	—	5,820	6,000	—		—	—	79,260

Ronald A. Miller	1/14/09	—	—	—	—	5,335	5,500	—		—	—	72,655

Karl F. Krebs	10/1/09	—	—	—	—	—	—	1,972	(2)	—	—	19,996

John J. Witkowski	1/14/09	—	—	—	—	4,850	5,000	—		—	—	66,050

George D. Hagi	1/14/09	—	—	—	—	5,335	5,500	—		—	—	72,655

Martin K. Birmingham	1/14/09	—	—	—	—	4,850	5,000	—		—	—	66,050

(1)	The target amounts reflect the satisfaction of 100% of the three performance targets, pursuant to the restricted stock agreement. The maximum amount is 103% of such target amount.

(2)	As part of Mr. Krebs’ formal offer of employment, he was granted restricted stock valued at $20,000 based on the Company’s closing stock price on October 1, 2009.

(3)	The grant date fair value represents the maximum number of shares of stock which would be awarded pursuant to the 2009 restricted stock award plan multiplied by the grant date fair value per share of $13.21. The maximum number of shares includes those restricted shares for which the performance requirement was not met and will be forfeited during the 1st quarter of 2010.

For 2010, Messrs. Humphrey, Krebs, Witkowski, Hagi, and Birmingham, were granted shares of restricted stock as shown in the following table, subject to attainment of 2010 performance targets.

2010 Restricted Stock Grants
Shares Granted
Executive Name	#
Peter G. Humphrey	9,661

Karl F. Krebs	3,488

John J. Witkowski	4,392

George D. Hagi	3,841

Martin K. Birmingham	3,985

Each of the above-named executives also received a one-time grant of 2,500 shares of restricted stock which is not subject to the attainment of any performance targets. The grant is subject to TARP vesting requirements.

Change in Control Agreements

The Company has entered into Change of Control Agreements with certain key employees, including Messrs. Humphrey, Miller, Witkowski, Hagi, and Birmingham. The Change of Control Agreements are designed to promote stability and continuity of senior management. If a change of control, as defined in the agreement, occurs during the Executive’s employment, and if within the twelve-month period following such change of control, either the Company terminates the Executive, other than for cause, or the Executive terminates his employment for good reason, as defined in the agreement, the Executive will be entitled to benefits as provided in the Agreement. Each Change of Control Agreement includes covenants by the executive not to solicit employees of the Company during a period following their notice of termination, and not to compete during the term of the Agreement and during any period for which the executive is entitled to receive compensation and six months thereafter.

The following summary sets forth potential cash payments and benefits in the event that a named executive’s employment terminates as a result of an involuntary termination or the executive terminates his employment because of good reason at any time within twelve months after a change of control:

1.	All stock options and restricted stock held by the named executive will become fully vested and exercisable;

2.	Medical and dental benefits will continue for a period not to exceed 18 months;

3.	Monthly cash payments equal to 1/12th the sum of the base salary amount for the most recent calendar year ending before the date on which the change of control occurred plus the average of the annual incentive compensation earned by the Executive for the two most recent calendar years ending before the date on which the change of control occurred will be made;

4.	Mr. Humphrey is entitled to receive these cash payments over a thirty-six month period. Messrs. Miller and Hagi are entitled to receive cash payments for twenty-four months. Messrs. Witkowski and Birmingham are entitled to receive cash payments for twelve months.

The Company participated in the U.S. Treasury’s Capital Purchase Program (CPP). As a result, the Company is prohibited from making any “golden parachute” payments to the named executives and certain other employees during the period the Treasury holds any of the Company’s securities issued under the CPP. The senior executive officers have agreed to executive compensation waivers and agreements which specify the limitations on their compensation arrangements required by the CPP.

Potential Payments Following a Change in Control

Based on the terms of the Change in Control agreement, a share price of $11.78 as of December 31, 2009, and the number of options and restricted stock held by each of the named executive officers that were unearned and unvested as of December 31, 2009, the estimated values of cash payments and acceleration of stock options and restricted stock grants held by each named executive officer in the event of a change in control are as follows:

Change of Control Payments

		Salary plus	Stock	Restricted	Medical &	Gross
	Continuation	Incentives	Options	Stock	Dental	Value
Executive Name	Period	($)	($)	($)	($)	($)

Peter G. Humphrey	36 months	1,491,857	0	134,292	13,716	1,639,865
Ronald A. Miller	24 months	456,328	0	91,884	13,716	561,928
George D. Hagi	24 months	464,332	0	95,418	13,716	573,466
John J. Witkowski	12 months	261,651	0	88,350	9,144	359,145
Martin K. Birmingham	12 months	234,156	0	88,350	9,144	331,650

As a TARP recipient, the Company will be prohibited from making any “golden parachute payments” during the period it is receiving TARP assistance to the named executive officers and certain other employees.

Director Compensation

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting Director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company, as well as the skill levels required of members of the Board. Directors are subject to a minimum stock ownership requirement. Within five years after joining the Board, each Director is required to own shares of the Company’s Common Stock with a value of $50,000 based on the trailing 365-day average closing common stock price.

Compensation Paid to Board Members

For the fiscal year ended December 31, 2009, members of the Board who were not employees of the Company received annual cash retainers for serving on the Company Board of Directors and for serving on the Board of the Company’s wholly-owned subsidiary, Five Star Bank, as shown in the tables which follow. Half of the retainers is paid in shares of the Company’s common stock on the date of the Company’s Annual Organizational Meeting and half is paid in cash six months thereafter. Directors may elect to receive cash instead of stock. Board service fees are specified in the table which follows. Company and Bank Board meetings are normally scheduled on the same day, therefore only one meeting fee is paid. In the event a Bank Board or Committee meeting is held on a day other than a Company meeting, fees are paid in accordance with the schedule for Company meetings. Board members are reimbursed for reasonable travel expenses to attend meetings.

Effective as of the Annual Organizational Meeting of the Board held on May 6, 2009, John E. Benjamin was named Vice Chairman of the Board of Directors of Financial Institutions, Inc. and Five Star Bank. This position and corresponding fees were approved by the Company’s Board of Directors at its meeting held on December 19, 2008.

Board and Board Committee Fees

Financial Institutions, Inc.
		Board	Committee
	Annual	Meeting	Meeting
	Retainer	Fees(1)	Fees(1)
Chairman of the Board	$40,000	$3,000	—
Vice Chairman of the Board	$30,000	$1,500	—
Other Board Members	$10,000	$1,200	$750
Chairman of Audit Committee	$15,000	$1,200	$1,550
Other Committee Chairmen	$10,000	$1,200	$1,550

Five Star Bank
		Board	Committee
	Annual	Meeting	Meeting
	Retainer	Fees(2)	Fees(2)
Chairman of the Board	$30,000	—	—
Vice Chairman of the Board	$15,000	—	—
Chairman of Audit Committee	$5,000	—	—
Other Board Members	$5,000	—

(1)	Directors are paid two-thirds of the normal Board or Committee fee when Board or Committee meetings are scheduled as teleconference meetings.

(2)	In the event a Five Star Bank Board or Committee meeting is held on a day other than the day of an FII Company Board or Committee meeting, fees will be paid in accordance with the schedule for an FII Company Board or Committee meeting.

Non-Qualified Stock Options and Restricted Stock

The Board of Directors of the Company adopted the 2009 Director Stock Incentive Plan so that the Company could continue to make awards to non-employee directors after expiration of the 1999 Plan. At the May 6, 2009 shareholders’ meeting, the 2009 Director Stock Incentive Plan was approved which provides awards that may consist of any combination of non-qualified stock options as well as restricted stock grants. No awards may be granted more than 10 years after the effective date. These grants are made at the Company’s Annual Organizational Meeting.

Under the terms of the 2009 Director Stock Incentive Plan, for 2009, each Company Director was granted 400 shares of restricted stock and each Bank Director was granted 400 shares of restricted stock at a grant price of $14.86. The Restricted Stock Agreement provides that fifty percent (50%) of the shares shall vest immediately upon the date of the grant, and if the Director remains in continuous service as a director of the Company until the first anniversary of the date of grant, the remaining fifty percent (50%) of the shares will vest. If the Director ceases to be a director of the Company before the shares vest, the shares shall be immediately forfeited, subject to the terms of the Plan. Directors will be entitled to receive any dividends paid with respect to the unvested shares. No non-qualified stock options were granted to Directors in 2009. The following table sets forth certain information regarding 2009 total director compensation.

Director Compensation Summary for 2009

						Change in
						Pension Value
	Fees Earned	Fees Earned			Non-equity	and Non-qualified
	or Paid in	or Paid in	Option	Stock	Incentive Plan	Deferred Compensation	All Other
	Cash	Stock	Awards	Awards	Compensation	Earnings	Compensation	Total
Director Name	($)	($)(2)	($)(3)	($)(4)	($)	($)	($)(5)	($)
Karl V. Anderson, Jr.	32,611	7,489	—	11,888	—	—	1,547	53,535

John E. Benjamin	75,767	22,483	—	11,888	—	—	4,436	114,574

Thomas P. Connolly	29,861	7,489	—	11,888	—	—	6,327	55,565

Barton P. Dambra	32,361	7,489	—	11,888	—	—	348	52,086

Samuel M. Gullo	36,111	7,489	—	11,888	—	—	640	56,128

Susan R. Holliday	43,411	7,489	—	11,888	—	—	625	63,413

Erland E. Kailbourne	79,020	34,980	—	11,888	—	—	6,614	132,502

Robert N. Latella	55,761	7,489	—	11,888	—	—	978	76,116

James L. Robinson	40,764	9,986	—	11,888	—	—	2,677	65,315

John R. Tyler, Jr.(1)	14,400	—	—	—	—	—	424	14,824

James H. Wyckoff	30,461	7,489	—	11,888	—	—	5,608	55,446

(1)	Mr. Tyler did not stand for re-election due to his retirement from the Board effective with the Annual Shareholders meeting on May 6, 2009.

(2)	Represents the value of the portion of the annual retainer paid with Company stock. For Messrs. Anderson, Connolly, Dambra, Gullo, Ms. Holliday, Messrs. Latella, and Wyckoff, the number of shares was 504; for Mr. Benjamin 1,513; for Mr. Robinson 672; and for Mr. Kailbourne 2,354.

(3)	During 2009, no options were granted to Directors, and no Director acquired shares of Company stock by exercising stock options.

(4)	Represents the Grant Date Fair Value of Restricted Stock granted under the Directors Stock Incentive Plan.

(5)	Includes mileage reimbursement for travel to Board meetings as well as expenses for hotel, rental car, and meals, if required. For Mr. Kailbourne, the amount includes business expense reimbursement of $1,028.51 as well as the taxable value of his personal use of a Company-owned vehicle of $5,505.68. Includes dividends of $80 on unvested restricted stock treated as compensation for Directors who did not elect the IRS 83-b treatment of the restricted stock awards .

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Peter G. Humphrey and James H. Wyckoff are first cousins.

The Company maintains a policy on Related Party Transactions that provides for the oversight of such transactions by the Chief Risk Officer, as outlined in the Code of Business Conduct and Ethics policy, and the Company’s Audit Committee.

During 2009 neither FII nor any subsidiary of FII was a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and which any director, executive officer, or related interests had or will have a direct or indirect material interest other than:

•	Compensation arrangements described within this document; and

•	The transactions described below.

Our directors, executive officers and many of our substantial shareholders and their affiliates are also customers. Affiliates include corporations, partnerships and other organizations in which they are officers or partners, or in which they and their immediate families have at least a 10% interest. On December 31, 2009, the aggregate principal amount of loans outstanding by Five Star Bank to the FII directors, executive officers and their affiliates was $555,097. Loans made by Five Star Bank to officers, directors or companies in which they have a 10% or more beneficial interest, including officers and directors of FII as well as its subsidiaries, were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable transactions with other customers.

Loans to directors, executive officers and substantial shareholders are subject to limitations contained in the Federal Reserve Act, which requires that such loans satisfy certain criteria. We expect to have such transactions or transactions on a similar basis with our directors, executive officers, principal shareholders and their associates in the future.

STOCK OWNERSHIP

The following table sets forth information, based upon representations by the entities, believed by FII to be the beneficial owners of more than 5% of its outstanding common stock.

Name	Address	Number of Shares	Percent of Class
Canandaigua National Bank & Trust Company (Held in various trust / fiduciary capacities)	1150 Pittsford — Victor Road Pittsford, NY 14534	976,645(1)	8.80%

JPMorgan Chase Bank, Gail C. Humphrey and David G. Humphrey, as co-trustees	1 Chase Square Rochester, NY 14643	582,860(1)	5.25%

BlackRock, Inc. (Includes acquired Barclays Global Investors)	40 East 52nd Street New York, NY 10022	667,359(2)	6.02%

(1)	Share information obtained from NASDAQ Global Market Ownership holder position reported as of December 31, 2009 in Form 13F filings.

(2)	Share information obtained from Schedule 13G filed as of December 31, 2009 pursuant to Rule 13d-1(b).

The following table sets forth information, as of March 15, 2010, with respect to the beneficial ownership of FII’s common stock (including presently exercisable options) by (a) each of the continuing Directors and nominees, (b) the continuing Named Executive Officers specified in the Summary Compensation Table, and (c) all Directors and executive officers of FII as a group.

	Number of		Number of	Number of
	Shares		Vested	Shares
	of Common		Option	Beneficially		Percent of
Name	Stock		Shares(1)	Owned		Class(5)
Peter G. Humphrey	362,495	(2)	41,367	403,862	(2)	3.64%

James H. Wyckoff	363,045	(4)	9,199	372,244	(4)	3.36%

Erland E. Kailbourne	25,495		4,366	29,861		*

Barton P. Dambra	11,125	(3)	10,199	21,324	(3)	*

Susan R. Holliday	9,292		7,999	17,291		*

Samuel M. Gullo	6,741		11,330	18,071		*

John E. Benjamin	5,171		8,799	13,970		*

Karl V. Anderson, Jr.	3,668		4,799	8,467		*

Robert N. Latella	4,730		5,147	9,877		*

James L. Robinson	6,686		2,599	9,285		*

Ronald A. Miller	23,788		22,298	46,086		*

Karl F. Krebs	7,960		0	7,960		*

John J. Witkowski	23,350		9,437	32,787		*

George D. Hagi	23,427		8,034	31,461		*

Martin K. Birmingham	28,562		6,583	35,145		*

Directors and executive officers as a group (19 persons)	951,942		174,669	1,126,611		10.16%

*	Denotes less than 1%

(1)	Shares subject to stock options exercisable as of March 15, 2010.

(2)	Includes 10,000 shares held by trusts over which, Mr. Humphrey, as trustee, exercises voting and dispositive powers, 27,580 shares owned by Mr. Humphrey’s spouse, and 54,600 shares held in trust for Mr. Humphrey’s son.

(3)	Includes 1,000 shares held by Mr. Dambra’s spouse.

(4)	Includes 66,995 shares held by Mr. Wyckoff’s spouse.

(5)	Assumes the exercise of all vested options held by directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires FII’s Directors and executive officers and persons who own more than 10% of a registered class of FII’s equity securities to file with the U.S. Securities and Exchange Commission reports of transactions in and ownership of FII common stock. Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish FII with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports and representations that no other reports are required, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2009 except that James T. Rudgers had two late Form 4 report filings, each for one transaction, and Peter G. Humphrey, Ronald A. Miller, George D. Hagi, Kevin B. Klotzbach and Bruce H. Nagle each filed one late Form 4 report with respect to one transaction each.

PROPOSAL FOR
ADVISORY APPROVAL OF EXECUTIVE OFFICER COMPENSATION

The Company believes that the executive compensation policies and procedures which have been developed by the Management Development and Compensation Committee of the Board of Directors are appropriately aligned with the long-term interests of our shareholders.

The American Recovery and Reinvestment Act of 2009 (“ARRA”), enacted on February 17, 2009, requires that all participants in the U.S. Treasury Department’s Troubled Asset Relief Program conduct an advisory, non-binding shareholder vote to approve the compensation of their executives. Since the Company participated in that program, the Company is providing shareholders the opportunity to cast an advisory vote on the compensation of the executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to vote on the following resolution:

“RESOLVED, that the shareholders of Financial Institutions, Inc. approve the compensation of its executives named in the Summary Compensation Table in the Proxy Statement for its 2010 Annual Meeting of Shareholders, as well as the Compensation Discussion and Analysis, the tabular disclosures regarding executive compensation and the related narrative disclosure contained in the Proxy Statement.”

Under the ARRA, the vote on this matter is advisory and will therefore not be binding upon the Board of Directors.

Vote Required.

The Board of Directors recommends that the shareholders approve the executive officer compensation resolution and, accordingly, recommends a vote FOR this proposal.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which an FII shareholder wishes to have considered by the Board of Directors for inclusion in FII’s proxy statement for a forthcoming meeting of shareholders must be submitted on a timely basis and meet the requirements of the Securities Exchange Act and FII’s By-laws. Proposals for the 2011 Annual Meeting will not be deemed to be timely submitted unless they are received by FII, directed to the Corporate Secretary of FII, at its principal executive office, not later than December 5, 2010. Management proxies will be authorized to exercise discretionary voting authority with respect to any other matters unless FII receives such notice thereof at least 60 days prior to the date of the Annual Meeting.

Shareholders may communicate with the Board of Directors or any individual Director by sending such communication to the attention of the Corporate Secretary of FII, who will forward all such communication to the Board or the individual Directors.

NOTICE PURSUANT TO SECTION 726(d) OF THE NEW YORK BUSINESS
CORPORATION LAW

On August 31, 2009 the Company renewed its policies of management and professional liability primary insurance and excess directors’ and officers’ liability insurance, each for a one-year term, at a total cost of $183,234 in premiums including broker of record commissions. The primary liability policy is carried with OneBeacon Midwest Insurance Company and the excess policy is carried with Federal Insurance Company. Both policies cover all directors and officers of Financial Institutions, Inc. and its subsidiaries.

OTHER MATTERS

The FII Board of Directors knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

The cost of solicitation of proxies will be borne by FII. In addition to solicitation by mail, some officers and employees of FII may, without extra compensation, solicit proxies personally or by telephone or telegraph and FII will request brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners and will reimburse their expenses.

To the extent permitted under the Rules of the Securities and Exchange Commission, the information presented in this Proxy Statement under the captions “Audit Committee Report” and “Management Development and Compensation Committee Report,” shall not be deemed to be “soliciting material,” shall not be deemed filed with the SEC and shall not be incorporated by reference in any filing by FII under the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SHAREHOLDERS MAY RECEIVE A COPY OF FII’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE ON REQUEST TO THE CORPORATE SECRETARY, FINANCIAL INSTITUTIONS, INC., 220 LIBERTY STREET, WARSAW, NEW YORK 14569. SHAREHOLDERS MAY ALSO VIEW FII’S ANNUAL REPORT ON FORM 10-K AT THE FII WEBSITE (http://www.fiiwarsaw.com).

April 2, 2010

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.fiiwarsaw.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê   Please detach along perforated line and mail in the envelope provided.   ê

■ 20330000000000000000 9	050610

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
									☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Proposal to approve, on a non-binding basis, the compensation of the Named Executive Officers.	☐	☐	☐

		NOMINEES:			3.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐	FOR ALL NOMINEES	¡ ¡	Samuel M. Gullo James L. Robinson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	James H. Wyckoff
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN THE PROXY STATEMENT AND FOR EACH OF THE PROPOSALS.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●	*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

                     ■
FINANCIAL INSTITUTIONS, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 6, 2010
     The undersigned hereby appoints Peter G. Humphrey, Karl F. Krebs and Sonia M. Dumbleton, or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Financial Institutions, Inc. to be held on May 6, 2010 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.
(Continued and to be signed on the other side.)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2010

PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.fiiwarsaw.com

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

■ 20330000000000000000 9	050610

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
									☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Proposal to approve, on a non-binding basis, the compensation of the Named Executive Officers.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡ ¡	Samuel M. Gullo James L. Robinson James H. Wyckoff		3.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN THE PROXY STATEMENT AND FOR EACH OF THE PROPOSALS.

					PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●	*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2010
401K
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.fiiwarsaw.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê   Please detach along perforated line and mail in the envelope provided.   ê

■ 20330000000000000000 9	050610

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
									☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Proposal to approve, on a non-binding basis, the compensation of the Named Executive Officers.	☐	☐	☐

		NOMINEES:			3.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐	FOR ALL NOMINEES	¡ ¡	Samuel M. Gullo James L. Robinson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	James H. Wyckoff
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN THE PROXY STATEMENT AND FOR EACH OF THE PROPOSALS.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●	*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

                     ■
FINANCIAL INSTITUTIONS, INC.
ANNUAL MEETING OF SHAREHOLDERS
401K
May 6, 2010
      The undersigned hereby appoints Peter G. Humphrey, Karl F. Krebs and Sonia M. Dumbleton, or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Financial Institutions, Inc. to be held on May 6, 2010 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.
(Continued and to be signed on the other side.)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2010
401K

PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 7:00 AM EST Tuesday, May 4, 2010.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.fiiwarsaw.com

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

■ 20330000000000000000 9	050610

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
									☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Proposal to approve, on a non-binding basis, the compensation of the Named Executive Officers.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡ ¡	Samuel M. Gullo James L. Robinson James H. Wyckoff		3.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN THE PROXY STATEMENT AND FOR EACH OF THE PROPOSALS.

					PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●	*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■